                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                      ----------

                                      FORM 8-K

                                    CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported)    DECEMBER 19, 1996
                                                    ----------------------


                     APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                     --------------------------------------------
                (Exact name of registrant as specified in its charter)

        MARYLAND                     1-13232                  84-1259577
------------------------------   -------------------  -------------------------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
incorporation or organization)      File Number)          Identification No.)


1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO             80222-4348
----------------------------------------------------   -------------------------
    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code      (303) 757-8101
                                                  ------------------------

Item 5. OTHER EVENTS

     On December 19, 1996, AIMCO Properties, L.P., a Delaware limited partnership (the "Operating Partnership") through which Apartment Investment and Management Company ("AIMCO" and, together with its subsidiaries and other controlled entities, the "Company") conducts substantially all of its business, acquired Chesapeake Apartments for a total consideration of $7,950,000 in cash (the "Chesapeake Acquisition"). The Chesapeake Apartments is a multifamily apartment property comprised of 320 units located in Houston, Texas.

     On December 23, 1996, the Operating Partnership acquired the Bay West Apartments for a total consideration of $8,450,000 in cash (the "Bay West Acquisition"). The Bay West Apartments is a multifamily apartment property comprised of 376 units located in Tampa, Florida.

     On December 27, 1996, the Operating Partnership acquired the Dolphins Landing Apartments for a total consideration of $7,350,000, including cash and 193,676 shares of Class A Common Stock of AIMCO (the "Dolphins Landing Acquisition" and, together with the Chesapeake Acquisition and the Bay West Acquisition, the "December Apartment Acquisitions"). The Dolphins Landing Apartments is a multifamily apartment property comprised of 218 units located in Corpus Christi, Texas.

     On December 27, 1996, 12 partnerships controlled by the Company borrowed an aggregate of $60,453,952 from NationsBank of Texas, N.A. to refinance first mortgage loans on 13 multifamily apartment properties owned by such partnerships and located in the Houston, Texas area (the "December Financing" and, together with the December Apartment Acquisitions, the "December Transactions"). Each of the loans is secured by one of the 13 properties and is guaranteed, at least in part, by AIMCO and certain of its affiliates. The aggregate amount of the obligations guaranteed is approximately $37,000,000. This guaranty is secured by the Company's interests in the borrowers.

     Pursuant to the Company's management stock acquisition plan, (i) on October 1, 1996, AIMCO issued 379,750 shares of its Class A Common Stock to certain executive officers (or entities controlled by them), and (ii) on December 31, 1996, AIMCO issued an additional 515,500 shares of its Class A Common Stock to three executive officers (or certain entities controlled by them). All of the shares were issued at a price of $20.75, the closing price of the Class A Common Stock on the New York Stock Exchange on August 29, 1996. In payment for such shares, the officers executed notes payable to AIMCO bearing interest at 7.25% per annum, payable quarterly, and due in 2006. The notes used to pay for the 379,750 shares of Class A Common Stock issued in October 1996 are secured by the shares purchased and are recourse as to 25% of the principal owed. The notes used to pay for the 515,500 shares issued in December 1996 are unsecured but are recourse as to 100% of the principal owed.

     The Pro Forma Financial Information included in this Report gives effect to the December Transactions and certain other transactions, as more fully described elsewhere in this Report. These other transactions include, among others: (i) the Company's public offering and sale of 1,265,000 shares of Class A Common Stock in November and December 1996, and the application of the net proceeds thereof to pay indebtedness under the Company's Credit Facility with Bank of America National Trust and Savings Association; (ii) the Company's November 1996 acquisition of the general partners of 31 limited partnerships (the "English Partnerships"), real estate and related assets from J.W. English and related entities; (iii) the Company's November 1996 acquisition of a portion of the limited partnership interests in 25 of the English Partnerships pursuant to offers (the "English Tender Offers") made to the limited partners of such English Partnerships; (iv) the Company's November 1996 incurrence of $12,500,000 of indebtedness pursuant to an unsecured line of credit that currently bears interest at a rate of 7.125% per annum, the proceeds of which were used to pay for limited partnership interests acquired pursuant to the English Tender Offers; (v) the Company's acquisition, in a series of related transactions completed on December 2, 1996, of general partnership interests in 21 limited partnerships that own 12 multifamily apartment properties, and loans made by the general partners and their affiliates to such limited partnerships (the "December Partnership Acquisitions"); and (vi) the Company's incurrence of approximately $54.9 million of indebtedness to finance the December Partnership Acquisitions, which indebtedness is secured by mortgages on certain of the properties and by certain of the acquired general partnership interests and loans.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Financial Statements of Businesses Acquired

         1. Historical Summary of Gross Income and Direct Operating Expenses of Villa Ladera Apartments for the year ended December 31, 1995 and for the month ended January 31, 1996 (unaudited), together with the Report of Independent Auditors

    (b)  Pro Forma Financial Information

         1. Apartment Investment and Management Company Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 (unaudited)

         2. Apartment Investment and Management Company Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1996 (unaudited)

         3. Apartment Investment and Management Company Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1995 (unaudited)

         4. Apartment Investment and Management Company Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 1995 (unaudited)

    (c)  Exhibits

         The following exhibits are filed with this report:

Exhibit
Number        Description
-------        -----------

23.1          Consent of Ernst & Young LLP

                                      SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       APARTMENT INVESTMENT AND
                                       MANAGEMENT COMPANY


Date: January 29, 1997                 By: /s/ LEEANN MOREIN
                                           ------------------------------------
                                           Leeann Morein
                                           Senior Vice President, Chief
                                           Financial Officer and Secretary

                       Report of Independent Auditors

Board of Directors
Apartment Investment and Management Company

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Villa Ladera Apartments (the Property) for the year ended December 31, 1995. This Historical Summary is the responsibility of the Property's management. Our responsibility is to express an opinion on this Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Apartment Investment and Management Company, as described in Note 1 and are not intended to be a complete presentation of the income and expenses of the Property.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses as described in Note 1 of Villa Ladera Apartments for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                       ERNST & YOUNG LLP

Dallas, Texas
January 8, 1997

                           Villa Ladera Apartments

                    Historical Summary of Gross Income and
                          Direct Operating Expenses




                                                   ONE MONTH
                                                     ENDED        YEAR ENDED
                                                  JANUARY 31,    DECEMBER 31,
                                                     1996            1995
                                                  ---------------------------
                                                  (UNAUDITED)

GROSS INCOME
Rental                                            $  144,041     $  1,778,559
Other                                                  7,121           26,698
                                                  ---------------------------
  Total gross income                                 151,162        1,805,257
                                                  ---------------------------

DIRECT OPERATING EXPENSES
Repairs and maintenance                                4,488          187,206
Utilities and other property operating                17,463          239,527
Advertising                                               --           14,391
General and administrative                             3,041           93,733
Real estate taxes                                      5,669           79,627
Management fees                                        6,227           75,279
                                                  ---------------------------
  Total direct operating expenses                     36,888          689,763
                                                  ---------------------------
Excess of gross income over direct
 operating expenses                               $  114,274     $  1,115,494
                                                  ---------------------------
                                                  ---------------------------

SEE ACCOMPANYING NOTES.

                           Villa Ladera Apartments

                    Notes to Summary of Gross Income and
                          Direct Operating Expenses

                              December 31, 1995


1.  ORGANIZATION AND BASIS OF PRESENTATION

The accompanying Historical Summaries of Gross Income and Direct Operating Expenses include the accounts of Villa Ladera Apartments (the Property), a multifamily residential community located in Albuquerque, New Mexico, containing 280 units. Apartment Investment and Management Company (the Company) acquired the Property on January 31, 1996 from Villa Ladera Associates, Ltd. (the Partnership).

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of the Company. The Historical Summary is not intended to be a complete presentation of income and expenses of the Property for the year ended December 31, 1995, as certain costs such as depreciation, amortization, interest, and other debt service costs have been excluded. These costs are not considered to be direct operating expenses.

INTERIM UNAUDITED FINANCIAL INFORMATION

The accompanying interim unaudited Historical Summary has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission and was prepared on the same basis as the Historical Summary for the year ended December 31, 1995. In the opinion of management of the Property, all adjustments, consisting only of normal recurring adjustments, necessary for a fair presentation of the information for this interim period have been made. The excess of gross income over direct operating expenses for such interim period is not necessarily indicative of the excess of gross income over direct operating expenses for the full year.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

REVENUE RECOGNITION

Rental income is recorded when due from residents. Leases generally have terms of no more than one year.

CAPITALIZATION POLICY

Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                        PRO FORMA FINANCIAL INFORMATION

     The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 is based on the unaudited historical financial data of Apartment Investment and Management Company (the "Company") and has been prepared as if each of the following transactions had occurred as of September 30, 1996: (i) the purchase of three multifamily apartment properties (the "December Acquisitions") and the incurrence of indebtedness and issuance of 193,676 shares of the Company's Class A Common Stock at a price of $25.30 per share to finance such acquisitions; (ii) the sale of 1,265,000 shares of the Company's Class A Common Stock at $23.428 per share and the application of the net proceeds thereof to pay indebtedness under the Company's Credit Facility (the "Credit Facility") with Bank of America
National Trust and Savings Association (the "Third Public Offering"); (iii) the acquisition of the general partners of 31 limited partnerships (the "English Partnerships"), real estate and related assets from J.W. English and related entities; limited partnership interests acquired pursuant to offers made to the limited partners of 25 of the English Partnerships; and general partnership interests and loans relating to 21 limited partnerships which own 12 multifamily apartment properties (collectively, the "Partnership Interests"); and (iv) the incurrence of indebtedness to finance the acquisitions of the Partnership Interests, and the refinancing of certain indebtedness assumed in connection with such acquisitions.

     The unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1996 is based on the unaudited historical financial data of the Company and has been prepared as if each of the following transactions had occurred on January 1, 1996: (i) the completion of the Third Public Offering and the application of net proceeds thereof; (ii) the acquisition of the Partnership Interests, the incurrence of indebtedness to finance such acquisitions, and the refinancing of certain indebtedness assumed; (iii) the acquisition of 15 properties in 1995 and during the year ended December 31, 1996 (the "1995 and 1996 Acquisitions"), to the extent such acquisitions occurred during the year ended December 31, 1996, and the assumption of indebtedness in connection with such acquisitions; (iv) the disposition of the four properties sold in the third quarter of 1996 (the "Sold Properties"); (v) the repayment of certain indebtedness with borrowings under the Credit Facility and the issuance of units ("OP Units") of limited partnership interest in AIMCO Properties, L.P. (the "Operating Partnership"); and (vi) the purchase of a management company.

     The unaudited Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 1995 and the nine months ended September 30, 1995 are based on the audited and unaudited, respectively, historical financial data of the Company and have been prepared as if each of the following transactions had occurred on January 1, 1995: (i) the completion of the Offering; (ii) the acquisition of the Partnership Interests, the incurrence of indebtedness to finance such acquisitions, and the refinancing of certain indebtedness assumed; (iii) the 1995 and 1996 Acquisitions and the assumption of indebtedness in connection with such acquisitions; (iv) the disposition of the Sold Properties; (v) the repayment of certain indebtedness with borrowings under the Credit Facility and the issuance of OP Units; (vi) the purchase of a management company; and (vii) the sale of 2,706,423 shares of Class A Common Stock at $19.125 per share (the "Second Public Offering").

     The unaudited pro forma Consolidated Statements of Operations are not necessarily indicative of what the Company's financial position or results of operations would have been assuming the completion of the transactions described above at the beginning of the periods indicated, nor do they purport to project the Company's financial position at any future date or its results of operations for any future period.

     In the opinion of management, the historical operating data for the nine months ended September 30, 1996 and 1995 include all adjustments (consisting only of recurring adjustments) necessary to present fairly the information set forth therein. The results for the nine months ended September 30, 1996 are not necessarily indicative of the results to be obtained for the year ended December 31, 1996. The following information should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 1995, the Company's Quarterly Reports on Form 10-Q for each of the quarters ended March 31, 1996, June 30, 1996, and September 30, 1996, and the Company's Current Reports on Form 8-K dated December 29, 1995, January 1, 1996, and November 21, 1996, in each case, as amended to date.

                   APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1996
                      (IN THOUSANDS, EXCEPT SHARE DATA)
                                 (UNAUDITED)

                                                              ACTUAL      ADJUSTMENTS      PRO FORMA
                                                             --------    -------------    -------------
                                            ASSETS

Real estate-net of accumulated depreciation of $78,820. . .  $500,889     $233,643 (A)        $734,532
Cash and cash equivalents . . . . . . . . . . . . . . . . .     1,115       11,775 (B)          12,890
Restricted cash . . . . . . . . . . . . . . . . . . . . . .     9,591        7,012 (C)          16,603
Real estate held for sale . . . . . . . . . . . . . . . . .      --          6,359 (D)           6,359
Accounts receivable . . . . . . . . . . . . . . . . . . . .     2,161          260 (E)           2,421
Deferred financing costs. . . . . . . . . . . . . . . . . .     7,909        2,821 (F)          10,730
Note receivable . . . . . . . . . . . . . . . . . . . . . .     2,893       (2,893)(G)            --
Other assets. . . . . . . . . . . . . . . . . . . . . . . .     7,305       16,758 (H)          24,063
                                                             --------     ------------        ---------
                                                             $531,863     $275,735            $807,598
                                                             --------     ------------        ---------
                                                             --------     ------------        ---------

                            LIABILITIES AND STOCKHOLDERS' EQUITY

Secured long-term notes payable . . . . . . . . . . . . . .  $176,635     $ 65,475 (I)        $242,110
Secured long-term tax-exempt bond financing . . . . . . . .    75,837         --                75,837
Secured short-term financing. . . . . . . . . . . . . . . .    52,300      127,611 (J)         179,911
Unsecured short-term financing. . . . . . . . . . . . . . .      --         12,500 (K)          12,500
Accounts payable, accrued and other liabilities . . . .. .      8,908        7,554 (L)          16,462
Resident security deposits and prepaid rents. . . . . . . .     3,125        1,360 (M)           4,485
                                                             --------     ------------        ---------
                                                              316,805      214,500             531,305

Commitments and contingencies
Minority interest in other partnerships . . . . . . . . . .      --         10,407 (N)          10,407
Minority interest in Operating Partnership. . . . . . . . .    42,760       16,792 (O)          59,552
                                                             --------     ------------        ---------
                                                               42,760       27,199              69,959
Stockholders' equity:
Class A Common Stock ($.01 par value) . . . . . . . . . . .       118           15 (P)             133
Class B Common Stock ($.01 par value) . . . . . . . . . . .         6            0                   6
Additional paid-in capital. . . . . . . . . . . . . . . . .   184,582       34,021 (Q)         218,603
Accumulated deficit . . . . . . . . . . . . . . . . . . . .   (12,408)                         (12,408)
                                                             --------     ------------        ---------
                                                              172,298       34,036             206,334
                                                             --------     ------------        ---------
                                                             $531,863     $275,735            $807,598
                                                             --------     ------------        ---------
                                                             --------     ------------        ---------


            The accompanying notes are an integral part of the pro forma condensed consolidated financial statements.

                    APARTMENT INVESTMENT AND MANAGEMENT COMPANY
              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                     (IN THOUSANDS EXCEPT PER SHARE DATA)
                                  (UNAUDITED)

                                                              ACTUAL      ADJUSTMENTS       PRO FORMA
                                                             --------    -------------    -------------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues . . . . . . . . . . . . . $ 70,392     $ 39,803 (R)       $110,195
Property operating expenses. . . . . . . . . . . . . . . . .  (27,111)     (22,863)(R)        (49,974)
Owned property management expense. . . . . . . . . . . . . .   (1,999)      (1,724)(R)         (3,723)
                                                             ---------    ------------       ---------
Income from property operations before depreciation. . . . .   41,282       15,216             56,498
Depreciation . . . . . . . . . . . . . . . . . . . . . . . .  (13,716)      (6,614)(R)        (20,330)
                                                             ---------    ------------       ---------
Income from property operations. . . . . . . . . . . . . . .   27,566        8,602             36,168
SERVICE COMPANY BUSINESS . . . . . . . . . . . . . . . . . .
Management fees and other income . . . . . . . . . . . . . .    5,442        1,794 (S)          7,236
Management and other expenses. . . . . . . . . . . . . . . .   (3,449)      (1,184)(S)         (4,633)
Corporate overhead allocation. . . . . . . . . . . . . . . .     (443)        --                 (443)
Amortization of management company goodwill. . . . . . . . .     (344)        (113)(S)           (457)
Other assets depreciation and amortization . . . . . . . . .     (154)        (335)(T)           (489)
                                                             ---------    ------------       ---------
Income from service company business . . . . . . . . . . . .    1,052          162              1,214
Minority interests in service company business . . . . . . .      (10)        --                  (10)
                                                             ---------    ------------       ---------
Company's share of income from service company business. . .    1,042          162              1,204
GENERAL AND ADMINISTRATIVE EXPENSES. . . . . . . . . . . . .     (943)        --                 (943)
INTEREST EXPENSE . . . . . . . . . . . . . . . . . . . . . .  (16,775)     (10,762)(U)        (27,537)
INTEREST INCOME. . . . . . . . . . . . . . . . . . . . . . .      242                             242
                                                             ---------    ------------       ---------
INCOME BEFORE GAIN ON DISPOSITION OF PROPERTY AND
 MINORITY INTEREST IN OPERATING PARTNERSHIP. . . . . . . . .   11,132       (1,998)             9,134
GAIN ON DISPOSITION OF PROPERTY. . . . . . . . . . . . . . .       64          (64)(V)           --
                                                             ---------    ------------       ---------
Income before minority interests . . . . . . . . . . . . . .   11,196       (2,062)             9,134
Minority interest in other partnerships. . . . . . . . . . .     --          2,939 (W)          2,939
                                                             ---------    ------------       ---------
Income before minority interest in Operating Partnership . .   11,196          877             12,073
MINORITY INTEREST IN OPERATING PARTNERSHIP . . . . . . . . .   (1,845)        (600)(X)         (2,445)
                                                             ---------    ------------       ---------
NET INCOME . . . . . . . . . . . . . . . . . . . . . . . . . $  9,351      $   277           $  9,628
                                                             ---------    ------------       ---------
                                                             ---------    ------------       ---------
Net income allocable to preferred stockholder. . . . . . . . $   --                          $   --
Net income allocable to common stockholders. . . . . . . . . $  9,351                        $  9,628
Weighted average common shares and common share
 equivalents outstanding . . . . . . . . . . . . . . . . . .   12,127                          13,791
Net income per common share and common share equivalent. . . $   0.77                        $   0.70

                    APARTMENT INVESTMENT AND MANAGEMENT COMPANY

               PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                         (IN THOUSANDS EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                              ACTUAL      ADJUSTMENTS       PRO-FORMA
                                                             --------    -------------    -------------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues . . . . . . . . . . . .   $ 55,653     $ 47,462 (R)      $103,115
Property operating expenses. . . . . . . . . . . . . . . .    (22,609)     (26,028)(R)       (48,637)
Owned property management expense. . . . . . . . . . . . .     (1,707)      (1,905)(R)        (3,612)
                                                             ---------    ------------      ---------
Income from property operations before depreciation. . . .     31,337       19,529            50,866
Depreciation . . . . . . . . . . . . . . . . . . . . . . .    (11,067)      (8,873)(R)       (19,940)
                                                             ---------    ------------      ---------
Income from property operations. . . . . . . . . . . . . .     20,270       10,656            30,926

SERVICE COMPANY BUSINESS
Management fees and other income . . . . . . . . . . . . .      5,980        2,173 (S)         8,153
Management and other expenses. . . . . . . . . . . . . . .     (3,518)      (1,621)(S)        (5,139)
Corporate overhead allocation . . .. . . . . . . . . . . .       --           --                --
Amortization of management company goodwill. . . . . . . .       (307)        (121)(S)          (428)
Other assets depreciation and amortization . . . . . . . .       (114)        (335)(T)          (449)
                                                             ---------    ------------      ---------
Income from service company business. . . . .. . . . . . .      2,041           96             2,137
Minority interests in service company business. . . . .. .        (20)           0               (20)
                                                             ---------    ------------      ---------
Company's share of income from service company business. .      2,021           96             2,117
GENERAL AND ADMINISTRATIVE EXPENSES . . . . .. . . . . . .     (1,709)         --             (1,709)
INTEREST EXPENSE . . . . . . . . . . . . . . . . . . . . .     (8,391)     (12,030)(U)       (20,421)
INTEREST INCOME. . . . . . . . . . . . . . . . . . . . . .        497          --                497
                                                             ---------    ------------      ---------
INCOME BEFORE GAIN ON DISPOSITION OF PROPERTY AND
 MINORITY INTERESTS. . . . . . . . . . . . . . . . . . . .     12,688       (1,278)           11,410
GAIN ON DISPOSITION OF PROPERTY . . . .. . . . . . . . . .       --           --                --
                                                             ---------    ------------      ---------
Income before minority interests. . . .. . . . . . . . . .     12,688       (1,278)           11,410
MINORITY INTEREST IN OTHER PARTNERSHIPS. . . . . . . . . .       --          3,682 (W)         3,682
                                                             ---------    ------------      ---------
INCOME BEFORE MINORITY INTEREST IN OPERATING PARTNERSHIP .     12,688        2,404            15,092
Minority interest in Operating Partnership . . . . . . . .     (1,228)      (1,812)(X)        (3,040)
                                                             ---------    ------------      ---------
NET INCOME . . . . . . . . . . . . . . . . . . . . . . . .   $ 11,460     $    592          $ 12,052
                                                             ---------    ------------      ---------
                                                             ---------    ------------      ---------
Net income allocable to preferred stockholder. . . . . . .   $  5,169                       $  5,169
Net income allocable to common stockholders. . . . . . . .   $  6,291                       $  6,883
Weighted average common shares and common share
 equivalents outstanding . . . . . . . . . . . . . . . . .      9,622                         14,160
Net income per common share and common share equivalent. .   $   0.65                       $    .49

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
          PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 1995
                    (IN THOUSANDS EXCEPT PER SHARE DATA)
                                 (UNAUDITED)

                                                              ACTUAL      ADJUSTMENTS       PRO-FORMA
                                                             --------    -------------    -------------
RENTAL PROPERTY OPERATIONS
Rental and other property revenues . . . . . . . . . . . .   $ 74,947     $ 63,863 (R)      $138,810
Property operating expenses . . . .. . . . . . . . . . . .    (30,150)     (35,658)(R)       (65,808)
Owned property management expense . . . .. . . . . . . . .     (2,276)      (2,695)(R)        (4,971)
                                                             ---------    ------------      ---------
Income from property operations before depreciation. . . .     42,521       25,510            68,031
Depreciation. . . . . . . . . .  . . . . . . . . . . . . .    (15,038)     (11,891)(R)       (26,929)
                                                             ---------    ------------      ---------
Income from property operations. . . . . . . . . . . . . .     27,483       13,619            41,102
SERVICE COMPANY BUSINESS
Management fees and other income . . . . . . . . . . . . .      8,132        2,923 (S)        11,055
Management and other expenses. . . . . . . . . . . . . . .     (4,953)      (2,050)(S)        (7,003)
Corporate overhead allocation. . . . . . . . . . . . . . .       (581)        --                (581)
Amortization of management company goodwill. . . . . . . .       (428)        (161)(S)          (589)
Other assets depreciation and amortization . . . . . . . .       (168)        (446)(T)          (614)
                                                             ---------    ------------      ---------
Income from service company business . . . . . . . . . . .      2,002          266             2,268
Minority interests in service company business . . . . . .        (29)        --                 (29)
                                                             ---------    ------------      ---------
Company's share of income from service company business. .      1,973          266             2,239
GENERAL AND ADMINISTRATIVE EXPENSES. . . . . . . . . . . .     (1,804)         --             (1,804)
INTEREST EXPENSE . . . . . . . . . . . . . . . . . . . . .    (13,322)     (17,513)(U)       (30,835)
INTEREST INCOME. . . . . . . . . . . . . . . . . . . . . .        658          --                658
                                                             ---------    ------------      ---------
INCOME BEFORE GAIN ON DISPOSITION OF PROPERTY AND MINORITY
INTERESTS. . . . . . . . . . . . . . . . . . . . . . . . .     14,988       (3,628)           11,360
Gain on disposition of property. . . . . . . . . . . . . .       --           --                --
                                                             ---------    ------------      ---------
Income before minority interests . . . . . . . . . . . . .     14,988       (3,628)           11,360
Minority interest in other partnerships. . . . . . . . . .       --          4,997 (W)         4,997
                                                             ---------    ------------      ---------
INCOME BEFORE MINORITY INTEREST IN OPERATING PARTNERSHIP .     14,988        1,369            16,357
Minority interest in Operating Partnership . . . . . . . .     (1,613)      (1,709)(X)        (3,322)
                                                             ---------    ------------      ---------
NET INCOME. . . . . . . . . . .  . . . . . . . . . . . . .   $ 13,375     $   (340)         $ 13,035
                                                             ---------    ------------      ---------
                                                             ---------    ------------      ---------
Net income allocable to preferred stockholder. . . . . . .   $  5,169                       $  5,169
Net income allocable to common stockholders. . . . . . . .   $  8,206                       $  7,866
Weighted average common shares and common share
 equivalents outstanding . . . . . . . . . . . . . . . . .      9,579                         14,032
Net income per common share and common share equivalent. .   $   0.86                       $   0.56

                  APARTMENT INVESTMENT AND MANAGEMENT COMPANY
                         NOTES TO PRO FORMA CONDENSED
                      CONSOLIDATED FINANCIAL STATEMENTS

1.    METHOD OF ACCOUNTING

The 1995 and 1996 Acquisitions have been recorded as purchases. The Partnership Interests have been presented on a consolidated basis as the Company has controlling interests in the partnerships. All significant intercompany balances and transactions have been eliminated in consolidation.

2.    ADJUSTMENTS FOR PRO FORMA CONDENSED CONSOLIDATED

  BALANCE SHEET

  The adjustments reflected in the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1996 are as follows:

  (A)  INCREASE IN REAL ESTATE
       Purchase of the Partnership Interests. . . . . . . . . . . . . . . . . .   $209,692
       Purchase of the December Acquisitions. . . . . . . . . . . . . . . . . .     23,951
                                                                                  --------
       Net change in real estate. . . . . . . . . . . . . . . . . . . . . . . .   $233,643
                                                                                  --------

  (B)  INCREASE IN CASH AND CASH EQUIVALENTS
       Net Offering Proceeds:
         Proceeds of the Offering . . . . . . . . . . . . . . . . . . . . . . .   $ 30,992
         Costs of the Offering. . . . . . . . . . . . . . . . . . . . . . . . .     (1,856)
                                                                                  --------
           Net Offering Proceeds. . . . . . . . . . . . . . . . . . . . . . . .     29,136
       Less Use of Proceeds
         Repayment of the Credit Facility . . . . . . . . . . . . . . . . . . .    (29,136)
       Other changes in cash and cash equivalents
         Increase in cash and cash equivalents attributable to the consolidation
          of the Partnership Interests. . . . . . . . . . . . . . . . . . . . .   $  9,717
         Increase in cash attributable to the refinancing of certain indebtedness assumed in connection with the acquisition of the
          Partnership Interests . . . . . . . . . . . . . . . . . . . . . . . .      2,058
                                                                                  --------
       Net change in cash and cash equivalents. . . . . . . . . . . . . . . . .   $ 11,775
                                                                                  --------

  (C)  INCREASE IN RESTRICTED CASH
       Increase in restricted cash attributable to the consolidation of
        the Partnership Interests . . . . . . . . . . . . . . . . . . . . . . .   $  1,939
       Increase in restricted cash attributable to the December Acquisitions. .      5,073
                                                                                  --------
                                                                                     7,012
                                                                                  --------

  (D)  INCREASE IN REAL ESTATE HELD FOR SALE
       Purchase of real estate held for sale in connection with the
        purchase of the Partnership Interests . . . . . . . . . . . . . . . . .   $  6,359

  (E)  INCREASE IN ACCOUNTS RECEIVABLE
       Increase in accounts receivable attributable to the consolidation
        of the Partnership Interests. . . . . . . . . . . . . . . . . . . . . .   $    260

  (F)  INCREASE IN DEFERRED FINANCING COSTS
       Increase in deferred financing costs attributable to the
        consolidation of the Partnership Interests. . . . . . . . . . . . . . .   $  1,927
       Increase in deferred financing costs attributable to the
        refinancing of certain indebtedness assumed in connection with the
        acquisition of the Partnership Interests. . . . . . . . . . . . . . . .        894
                                                                                  --------
       Net change in deferred financing costs . . . . . . . . . . . . . . . . .   $  2,821
                                                                                  --------

  (G)  DECREASE IN NOTES RECEIVABLE
       Decrease in notes receivable attributable to the purchase of the
        Partnership Interests . . . . . . . . . . . . . . . . . . . . . . . . .   $ (2,893)


                                      F-10

  (H)  INCREASE IN OTHER ASSETS
       Increase in other assets attributable to the consolidation of the
        Partnership Interests. . . . . . . . . . . . . . . . . . . . . . . . . .  $ 16,741
       Increase in other assets attributable to the purchase of the
        December Acquisitions                                                           17
                                                                                  --------
       Net change in other assets                                                 $ 16,758
                                                                                  --------

  (I)  INCREASE IN SECURED LONG-TERM NOTES PAYABLE
       Increase in secured long-term notes payable for indebtedness secured by properties owned by partnerships in which the Company purchased Partnership Interests. . . . . . . . . . . . . . . . . . . . .  $122,236
       Decrease in secured long-term notes payable in connection with the refinancing of certain indebtedness assumed in connection with
        the acquisition of the Partnership Interests                               (56,761)
                                                                                  --------
       Net change in long-term notes payable                                      $ 65,475
                                                                                  --------

  (J)  INCREASE IN SECURED SHORT-TERM FINANCING, NET
       Borrowings of short-term financing to purchase the Partnership
        Interests. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 44,714
       Borrowings of short-term financing to purchase the December
        Acquisitions                                                                18,961
       Increase in secured short-term financing in connection with the refinancing of certain indebtedness assumed in connection with the
        acquisition of the Partnership Interests . . . . . . . . . . . . . . . .    60,454
       Increase in secured short-term financing for indebtedness secured by properties owned by partnerships in which the Company purchased
        Partnership Interests. . . . . . . . . . . . . . . . . . . . . . . . . .    27,545
       Increase in secured short-term financing for indebtedness secured by
        the December Acquisitions. . . . . . . . . . . . . . . . . . . . . . . .     5,073
       Repayment on Credit Facility with proceeds of the Offering                  (29,136)
                                                                                  --------
                                                                                  $127,611

  (K)  INCREASE IN UNSECURED SHORT-TERM FINANCING
       Borrowings of short-term financing to purchase the
        Partnership Interests. . . . . . . . . . . . . . . . . . . . . . . . . .  $ 12,500


  (L)  INCREASE IN ACCOUNTS PAYABLE, ACCRUED AND OTHER LIABILITIES
       Increase in accounts payable, accrued and other liabilities
        attributable to the consolidation of the Partnership Interests            $  7,547
       Increase in accounts payable, accrued and other liabilities
        attributable to the purchase of the December Acquisitions                        7
                                                                                  --------
       Net change in accounts payable, accrued and other liabilities              $  7,554
                                                                                  --------

  (M)  INCREASE IN RESIDENT SECURITY DEPOSITS AND PREPAID RENTS
       Increase in resident security deposits and prepaid rents
        attributable to the consolidation of the Partnership Interests . . . . .  $  1,260
       Increase in resident security deposits and prepaid rents
        attributable to the purchase of the December Acquisitions                      100
                                                                                  --------
       Net increase in resident security deposits and prepaid rents               $  1,360
                                                                                  --------

  (N)  INCREASE IN MINORITY INTERESTS IN OTHER PARTNERSHIPS
       Increase in minority interests in connection with the purchase of the Partnership interests. . . . . . . . . . . . . . . . . . . . . . . .  $ 10,407

  (O)  INCREASE IN MINORITY INTERESTS IN OPERATING PARTNERSHIP
       OP Units issued in connection with the purchase of the Partnership
        Interests. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  $ 16,792

  (P)  INCREASE IN STOCKHOLDERS' EQUITY
       Par value of 1,265,000 shares of Common Stock issued in connection
        with the Offering                                                         $     13
       Par value of 193,676 shares of Common Stock issued in connection
        with the purchase of the December Acquisitions                                   2
                                                                                  --------
       Net change in stockholders' equity                                         $     15
                                                                                  --------

  (Q)  INCREASE IN ADDITIONAL PAID-IN CAPITAL
       Proceeds of the Offering in excess of par value of Common Stock
        issued                                                                    $ 30,979
       Costs of the Offering                                                        (1,856)
                                                                                  --------
       Net proceeds from the Offering                                               29,123
       Value in excess of par value for the issuance of Common Stock in
        connection with the purchase of the December Acquisitions                    4,898
                                                                                  --------
       Net increase in additional paid-in capital                                 $ 34,021
                                                                                  --------

3.    ADJUSTMENTS FOR PRO FORMA CONDENSED

      CONSOLIDATED STATEMENTS OF OPERATIONS

      The pro forma adjustments reflected in the Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 1996 and 1995 and the year ended December 31, 1995 are as follows:

                                               SEPTEMBER 30,   SEPTEMBER 30,     DECEMBER 31,
                                                   1996            1995              1995
                                               -------------   -------------     ------------
   (R)  RENTAL PROPERTY OPERATIONS
        Additions to reflect the historical
         operations for the Partnership
         Interests, the 1995 and 1996
         Acquisitions and the Sold Properties
          for the period presented:
           Rental and other property revenues:
             Partnership Interests. . . . . .    $ 37,534        $ 33,297           $ 45,532
             1995 and 1996 Acquisitions . . .       5,632          18,216             23,779
             Sold Properties. . . . . . . . .      (3,363)         (4,051)            (5,448)
                                                 ---------       ---------          ---------
                                                 $ 39,803        $ 47,462           $ 63,863
                                                 ---------       ---------          ---------

           Property operating expenses:
             Partnership Interests. . . . . .    $(22,001)       $(20,957)          $(28,779)
             1995 and 1996 Acquisitions . . .      (2,736)         (7,580)           (10,197)
             Sold Properties. . . . . . . . .       1,874           2,509              3,318
                                                 ---------       ---------          ---------
                                                 $(22,863)       $(26,028)          $(35,658)
                                                 ---------       ---------          ---------

           Owned property management expense:
             Partnership Interests. . . . . .    $ (1,644)       $ (1,410)          $ (2,010)
             1995 and 1996 Acquisitions . . .        (208)           (668)              (915)
             Sold Properties. . . . . . . . .         128             173                230
                                                 ---------       ---------          ---------
                                                 $ (1,724)       $ (1,905)          $ (2,695)
                                                 ---------       ---------          ---------

           Depreciation:
             Partnership Interests. . . . . .    $ (5,911)       $ (5,568)          $ (7,422)
             1995 and 1996 Acquisitions . . .      (1,150)         (3,824)            (5,171)
             Sold Properties. . . . . . . . .         447             519                702
                                                 ---------       ---------          ---------
                                                 $ (6,614)       $ (8,873)          $(11,891)
                                                 ---------       ---------          ---------

   (S)  SERVICE COMPANY BUSINESS
        Management fees and other income
          Increase in management fees and
           other income resulting from the
           purchase of a management company .    $    767        $  1,274           $  1,544
          Increase in management fees and
           other income resulting from the
           purchase of the Partnership
           Interests. . . . . . . . . . . . .       1,082           1,028              1,555
          Elimination of management fees
           earned by the Company on the 1995
           and 1996 Acquisitions. . . . . . .         (55)           (129)              (176)
                                                 ---------       ---------          ---------
                                                 $  1,794        $  2,173           $  2,923
                                                 ---------       ---------          ---------

        Management and other expenses
          Increase in management and other
           expenses resulting from the
           purchase of a management company. .   $   (734)       $ (1,171)          $ (1,450)
          Increase in management and other
           expenses resulting from the
           purchase of the Partnership
           Interests . . . . . . . . . . . . .       (450)           (450)              (600)

                                      F-12

                                                 ---------       ---------          ---------
                                                 $ (1,184)       $ (1,621)          $ (2,050)
                                                 ---------       ---------          ---------

        Amortization of management company
         goodwill
          Increase in amortization of
           management company goodwill in
           connection with the purchase of a
           management company . . . . . . . . .  $    (60)       $    (68)          $    (90)
          Increase in amortization of
           management company goodwill in
           connection with the purchase of the
           Partnership Interests. . . . . . . .       (53)            (53)               (71)
                                                 ---------       ---------          ---------
                                                 $   (113)       $   (121)          $   (161)
                                                 ---------       ---------          ---------

   (T)  OTHER ASSETS DEPRECIATION AND AMORTIZATION
        Increase in amortization of management
         contract in connection with the
         purchase of the Partnership
         Interests. . . . . . . . . . . . . . .  $   (335)       $   (335)          $   (446)
                                                 ---------       ---------          ---------

   (U)  INTEREST EXPENSE
       Increase in interest expense resulting
        from borrowings in connection with the
        purchase of Partnership Interests . . .  $ (2,096)       $ (2,096)          $ (2,794)
       Increase in interest expense associated
        with mortgages assumed in the purchase
        of certain of the 1995 and 1996
        Acquisitions. . . . . . . . . . . . . .       (35)         (1,144)            (2,752)
       Decrease in interest expense resulting
        from the paydown on the Credit Facility
        with proceeds from the Offering . . . .     1,573           1,698              2,253
       Net decrease in interest expense
        resulting from the repayment of
        mortgages assumed in the purchase
        of certain of the 1995 and 1996
        Acquisitions with borrowings on
        the Credit Facility and the
        paydown on the Credit Facility
        with proceeds from the sale of the
        four Sold Properties. . . . . . . . . .       976              73                 98
       Increase in interest expense
        attributable to the consolidation of
        the Partnership Interests . . . . . . .   (11,009)        (10,332)           (14,020)
       Increase in interest expense associated
        with additional borrowings in
        connection with the purchase of the
        December Acquisitions . . . . . . . . .    (1,018)         (1,099)            (1,458)
       Decrease in interest expense resulting
        from the refinancing of certain
        indebtedness assumed in connection with
        the acquisition of the Partnership
        Interests . . . . . . . . . . . . . . .       847             870              1,160
                                                 ---------        ---------         ---------
                                                 $(10,762)       $(12,030)          $(17,513)
                                                 ---------        ---------         ---------
   (V)  GAIN ON DISPOSITION OF PROPERTY
        Elimination of gain on disposition
         of Sold Properties . . . . . . . . . .  $    (64)           --                 --
                                                 ---------        ---------         ---------

   (W)  MINORITY INTEREST IN OTHER PARTNERSHIPS
        Increase in minority interest in
         other partnerships for interests
         owned by others in partnerships of
         which Partnership Interests were
         purchased by the Company . . . . . . .  $  2,939        $  3,682           $  4,997
                                                 ---------       ---------         ---------

   (X)  MINORITY INTEREST IN OPERATING PARTNERSHIP
        Increase in minority interest for
         OP Units issued in connection with
         the purchase of the Partnership
         Interests and the 1995 and 1996
         Acquisitions . . . . . . . . . . . . .  $  (600)       $ (1,812)           $ (1,709)
                                                 ---------       ---------          ---------
        Minority interest percentage for
         period . . . . . . . . . . . . . . . .    20.25%          20.14%              20.31%

                              EXHIBIT INDEX TO FORM 8-K

Exhibit
Number        Description
-------        -----------
23.1

            Consent of Ernst & Young LLP